UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 19, 2010

CORN PRODUCTS INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-13397	22-3514823
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

5 Westbrook Corporate Center, Westchester, Illinois	60154-5749
(Address of Principal Executive Offices)	(Zip Code)

(708) 551-2600

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                         Departure of Directors or Certain Officers, Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)  Resignation by William S. Norman.

On May 19, 2010 William S. Norman, who celebrated his 72nd birthday in April 2010, resigned as a director of Corn Products International, Inc. (the “Company”) and his resignation was accepted by the Board of Directors of the Company in accordance with Board policy as reflected in the Company’s Corporate Governance Principles.

(e)  Amendments to Stock Incentive Plan.

At the Company’s Annual Meeting of Stockholders on May 19, 2010 the Company’s stockholders approved amendments to the Company’s Stock Incentive Plan and approved the Stock Incentive Plan as amended.  A description of the Stock Incentive Plan and the amendments to the Stock Incentive Plan is set forth in the discussions under the under the headings “Proposal 3. Amendment and Reapproval of the Stock Incentive Plan—Summary of the Proposal” and “Proposal 3. Amendment and Reapproval of the Stock Incentive Plan—Description of the Plan and Performance Goals” at pages 58 though 65 of the Company’s Proxy Statement for its 2010 Annual Meeting of Stockholders and those discussions are filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.  The Stock Incentive Plan as amended is incorporated herein by reference to Appendix B to the Company’s Proxy Statement for its 2010 Annual Meeting of Stockholders which is filed as Exhibit 10.2 to this Current Report on Form 8-K and the forgoing description of the Stock Incentive Plan and the amendments to the Stock Incentive Plan is qualified in its entirety by reference to Exhibit 10.2.

Amendments to Annual Incentive Plan.

On May 19, 2010 the Company’s stockholders approved amendments to the Company’s Annual Incentive Plan and approved the Annual Incentive Plan as amended.  A description of the Annual Incentive Plan and the amendments to the Annual Incentive Plan is set forth in the discussions under the headings “Proposal 4. Amendment and Reapproval of the Annual Incentive Plan—General” and “Proposal 4. Amendment and Reapproval of the Annual Incentive Plan—Description of the Annual Incentive Plan” at pages 68 through 70 of the Company’s Proxy Statement for its 2010 Annual Meeting of Stockholders and those discussions are filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.  The Annual Incentive Plan as amended is incorporated herein by reference to Appendix C to the Company’s Proxy Statement for its 2010 Annual Meeting of Stockholders which is filed as Exhibit 10.4 to this Current Report on Form 8-K and the forgoing description of the Annual Incentive Plan and the amendments to the Annual Incentive Plan is qualified in its entirety by reference to Exhibit 10.4.

Item 5.03.                                         Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 21, 2010 the Company filed with the Delaware Secretary of State a Certificate of Elimination of Series A Junior Participating Preferred Stock of Corn Products International, Inc. “(Certificate of Elimination”) to eliminate the Series A Junior Participating Preferred Stock, par value $0.01 per share, of the Company, none of which is currently outstanding and none of which will be issued, and to eliminate from the Amended and Restated Certificate of Incorporation of the Company all matters set forth in the Certificate of Designation of Rights and Preferences of Series A Participating Preferred Stock of Corn Products International, Inc. filed with the Delaware Secretary of State on November 25, 1997.  The effective date of the amendments effected by the Certificate of Elimination was May 21, 2010.  The Certificate of Elimination is filed as Exhibit 10.5 to this Current Report on Form 8-K and incorporated herein by reference and the forgoing summary of the Certificate of Elimination is qualified in its entirety by reference to Exhibit 10.5.

Item 5.07.                                         Submission of Matters to a Vote of Security Holders.

At the annual meeting of the Company’s stockholders held on May 19, 2010, the following matters were submitted to a vote of security holders. The number of votes cast for, against, or withheld and the number of abstentions and broker non-votes as to each such matter were as follows:

1.                                      Election of Directors

The following nominees were elected to serve as Class III Directors of the Company each for a term of three years and until his or her successor has been duly elected and shall have qualified or until his or her earlier death, removal or resignation with votes cast as follows:

Name	Votes For	Votes Withheld	Broker Non-votes
Ilene S. Gordon	58,751,285	4,252,206	4,795,148
Karen L. Hendricks	44,734,432	18,269,059	4,795,148
Barbara A. Klein	60,050,510	2,952,981	4,795,148
Dwayne A. Wilson	62,376,019	627,472	4,795,148

2.                                      Certificate of Incorporation

The votes cast on a Proposal to Approve Amendments to the Company’s Certificate of Incorporation to Eliminate the Classified Board Structure were as follows:

Votes For	Votes Against	Abstentions
67,212,502	483,420	102,716

A description of the amendments to the Company’s Certificate of Incorporation is set forth in the discussions under the under the heading “Proposal 2. Approval of Amendments to the Company’s Certificate of Incorporation to Eliminate the Classified Board Structure” at pages 56 though 57 of the Company’s Proxy Statement for its 2010 Annual Meeting of Stockholders and those discussions are filed as Exhibit 10.6 to this Current Report on Form 8-K and incorporated herein by reference.  The amendments to the Certificate of Incorporation are incorporated herein by reference to Appendix A to the Company’s Proxy Statement for its 2010 Annual Meeting of Stockholders which is filed as Exhibit 10.7 to this Current Report on Form 8-K and the forgoing description of the amendments to the Certificate of Incorporation is qualified in its entirety by reference to Exhibit 10.7.

3.                                      Stock Incentive Plan

The votes cast on a Proposal to Amend and Reapprove the Corn Products International, Inc. Stock Incentive Plan were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
48,069,430	14,594,101	339,960	4,795,148

A description of the Stock Incentive Plan and the amendments to the Stock Incentive Plan is set forth in the discussions under the under the headings “Proposal 3. Amendment and Reapproval of the Stock Incentive Plan—Summary of the Proposal” and “Proposal 3. Amendment and Reapproval of the Stock Incentive Plan—Description of the Plan and Performance Goals” at pages 58 though 65 of the Company’s Proxy Statement for its 2010 Annual Meeting of Stockholders and those discussions are filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.  The Stock Incentive Plan is incorporated herein by reference to Appendix B to the Company’s Proxy Statement for its 2010 Annual Meeting of Stockholders which is filed as Exhibit 10.2 to this Current Report on Form 8-K and the forgoing description of the Stock Incentive Plan and the amendments to the Stock Incentive Plan is qualified in its entirety by reference to Exhibit 10.2.

4.                                      Annual Incentive Plan

The votes cast on a Proposal to Amend and Reapprove the Corn Products International, Inc. Annual Incentive Plan were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
57,102,156	5,560,552	340,783	4,795,148

A description of the Annual Incentive Plan and the amendments to the Annual Incentive Plan is set forth in the discussions under the headings “Proposal 4. Amendment and Reapproval of the Annual Incentive Plan—General” and “Proposal 4. Amendment and Reapproval of the Annual Incentive Plan—Description of the Annual Incentive Plan” at pages 68 through 70 of the Company’s Proxy Statement for its 2010 Annual Meeting of Stockholders and those discussions are filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.  The Annual Incentive Plan is incorporated herein by reference to Appendix C to the Company’s Proxy Statement for its 2010 Annual Meeting of Stockholders which is filed as Exhibit 10.4 to this Current Report on Form 8-K and the forgoing description of the Annual Incentive Plan and the amendments to the Annual Incentive Plan is qualified in its entirety by reference to Exhibit 10.4.

5.                                      Ratification of Appointment of Auditors

The votes cast on a Proposal to Ratify the Appointment by the Audit Committee of the Board of Directors of the Firm of KPMG LLP as the Independent Registered Public Accounting Firm of the Company and its Subsidiaries, in Respect of the Company’s Operations in 2010 were as follows:

Votes For	Votes Against	Abstentions
66,597,776	1,167,580	33,282

Item 9.01                                            Financial Statements and Exhibits.

(c) Exhibits

10.1                                          Description of Stock Incentive Plan.  The discussions under the headings “Proposal 3. Amendment and Reapproval of the Stock Incentive Plan—Summary of the Proposal” and “Proposal 3. Amendment and Reapproval of the Stock Incentive Plan—Description of the Plan and Performance Goals” are incorporated herein by reference to those discussions at pages 58 through 65 of the Company’s Proxy Statement for its Annual Meeting of Stockholders filed on April 9, 2010, File No. 1-3397.

10.2                                          The Stock Incentive Plan.  The Stock Incentive Plan is incorporated by reference to Appendix B to the Company’s Proxy Statement for its 2010 Annual Meeting of Stockholders filed on April 9, 2010, File No. 1-3397.

10.3                                          Description of Annual Incentive Plan.  The discussions under the headings “Proposal 4. Amendment and Reapproval of the Annual Incentive Plan—General” and “Proposal 4. Amendment and Reapproval of the Annual Incentive Plan—Description of the Annual Incentive Plan” are incorporated herein by reference to those discussions at pages 68 through 70 of the Company’s Proxy Statement for its Annual Meeting of Stockholders filed on April 9, 2010, File No. 1-3397.

10.4                                          The Annual Incentive Plan.  The Annual Incentive Plan is incorporated by reference to Appendix C to the Company’s Proxy Statement for its 2010 Annual Meeting of Stockholders filed on April 9, 2010, File No. 1-3397.

10.5                                          Certificate of Elimination of Series A Junior Participating Preferred Stock of Corn Products International, Inc.

10.6                                          Description of Amendments to Certificate of Incorporation.  The discussions under the headings “Proposal 2. Approval of Amendments to the Company’s Certificate of Incorporation to Eliminate the Classified Board Structure” are incorporated herein by reference to those discussions at pages 56 through 57 of the Company’s Proxy Statement for its Annual Meeting of Stockholders filed on April 9, 2010, File No. 1-3397.

10.7                                          Amendments to Certificate of Incorporation.  The Amendments to Certificate of Incorporation are incorporated by reference to Appendix A to the Company’s Proxy Statement for its 2010 Annual Meeting of Stockholders filed on April 9, 2010, File No. 1-3397.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORN PRODUCTS INTERNATIONAL, INC.

Date: May 25, 2010	By:	/s/ Cheryl K. Beebe
Cheryl K. Beebe
Vice President and Chief Financial Officer